UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JACK CREEK INVESTMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2023

Jack Creek Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39602	00-0365269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

386 Park Avenue South, 20th Floor
New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 710-5060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	JCICU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JCIC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for Class A ordinary share at an exercise price of $11.50 per share	JCICW	The NASDAQ Stock Market LLC

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Agreement

As previously disclosed, on August 3, 2022, Jack Creek Investment Corp., a Cayman Islands exempted company (“Jack Creek”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Jack Creek, Wildfire New PubCo, Inc., a Delaware corporation and direct, wholly owned subsidiary of Jack Creek (“New PubCo”), Wildfire Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of New PubCo (“Wildfire Merger Sub I”), Wildfire Merger Sub II, Inc., a Delaware corporation and direct, wholly owned subsidiary of New PubCo (“Wildfire Merger Sub II”), Wildfire Merger Sub III, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of New PubCo (“Wildfire Merger Sub III”), Wildfire GP Sub IV, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of New PubCo (“Wildfire GP Sub IV” and together with Wildfire Merger Sub I, Wildfire Merger Sub II and Wildfire Merger Sub III, the “Merger Subs”), BTOF (Grannus Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”), and Bridger Aerospace Group Holdings, LLC, a Delaware limited liability company (the “Company” or “Bridger Aerospace”) pursuant to which New PubCo would acquire each of Jack Creek and the Company (the “Business Combination”).

Waivers under Sponsor Agreement and Securities Subscription Agreement

On January 23, 2023, Jack Creek waived certain requirements pursuant to (i) that certain Letter Agreement (the “Sponsor Agreement”), dated as of January 26, 2021, by and between Jack Creek and JCIC Sponsor LLC, a Cayman Islands exempted limited partnership (the “Sponsor”) and (ii) that certain Securities Subscription Agreement (the “Securities Subscription Agreement”), dated as of August 24, 2020, by and between Jack Creek and the Sponsor, to facilitate the ability of the Sponsor to transfer an aggregate of 1,700,000 Class B ordinary shares of Jack Creek (the “Sponsor Shares”) to certain charitable organizations prior to the Business Combination (the “Charitable Transfer”), and to allow such Sponsor Shares to be released from any contractual transfer restrictions upon transfer to the charitable organizations. The Charitable Transfer has been approved by the board of directors of Jack Creek and is expected to be completed on January 23, 2023.

Item 8.01	Other Events

Subsequent to the date of the proxy statement filed on December 20, 2022 by Jack Creek in connection with the extraordinary general meeting of shareholders relating to approval of the Business Combination and other matters, Mr. Todd Hirsch and New PubCo agreed that Mr. Hirsch would not serve on the audit committee of New PubCo after the consummation of the Business Combination. In light of the foregoing, Mr. Jeffrey Kelter has agreed with New PubCo to serve on its audit committee. It is anticipated that the board of directors of New Bridger will determine that Mr. Kelter meets the independence requirements of the Sarbanes-Oxley Act, as amended, Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and the applicable listing standards of Nasdaq. Mr. Kelter can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In making this determination, the board of directors of New Bridger will examine Mr. Kelter’s scope of experience and the nature of his prior and current employment. Therefore the audit committee of New PubCo will initially be composed of Ms. Debra Coleman, Mr. Kelter, and Mr. Robert Savage.

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No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,”

“predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Potential Business Combination and anticipated closing timing; (2) the sources and uses of cash of the Potential Business Combination; (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination; (4) current and future potential commercial and customer relationships; and (5) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Jack Creek’s and Bridger Aerospace’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger Aerospace. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger Aerospace; Bridger Aerospace’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger Aerospace’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger Aerospace and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger Aerospace as a result of the announcement and consummation of the Potential Business Combination; risks that Bridger Aerospace is unable to secure or protect its intellectual property; risks that the post-business combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Jack Creek’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Jack Creek’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, Jack Creek’s Annual Report on Form 10-K for the year ended December 31, 2021, and in those documents that Jack Creek or New PubCo has filed, or will file, with the Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger Aerospace presently know or that Jack Creek and Bridger Aerospace currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger Aerospace’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Jack Creek and Bridger Aerospace anticipate that subsequent events and developments will cause Jack Creek’s and Bridger Aerospace’s assessments to change. However, while Jack Creek and Bridger Aerospace may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger Aerospace specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger Aerospace’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Potential Business Combination will be submitted to shareholders of Jack Creek for their consideration and approval at a special meeting of shareholders. Jack Creek and Bridger Aerospace prepared the registration statement on Form S-4 for New PubCo (the “Registration Statement”) that was declared effective by the SEC on December 16, 2022, which includes the Definitive Proxy Statement which was distributed to Jack Creek’s shareholders in connection with Jack Creek’s solicitation for proxies for the vote by Jack Creek’s shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Jack Creek’s shareholders and certain of Bridger Aerospace’s equityholders in connection with the completion of the Potential Business Combination. Jack Creek has mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of the Record Date. Jack Creek’s shareholders and other interested persons are advised to read the Definitive Proxy Statement in connection with Jack Creek’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents contain important information about Jack Creek, Bridger Aerospace and the Potential Business Combination. Shareholders may also obtain a copy of the Definitive Proxy Statement as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Jack Creek, without charge, at the SEC’s website located at https://www.sec.gov. Copies of these filings may be obtained free of charge on Jack Creek’s “Investor Relations” website at https://www.jackcreekinvestmentcorp.com or by directing a request to KSH Capital LP, Attention: Lauren Ores, 386 Park Avenue South, Floor 20, New York, NY 10016.

Participants in the Solicitation

Jack Creek and Bridger Aerospace and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Jack Creek’s shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding Jack Creek’s directors and executive officers in Jack Creek’s filings with the SEC, including Jack Creek’s Annual Report on Form 10-K filed with the SEC on March 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jack Creek’s shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Jack Creek’s shareholders generally, is set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that Jack Creek or New PubCo has filed and may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Jack Creek and New PubCo through the website maintained by the SEC at https://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK CREEK INVESTMENT CORP.

Date: January 23, 2023	By:	/s/ Lauren Ores
	Name:	Lauren Ores
	Title:	Chief Financial Officer